May 10, 2018 Fourth Quarter FY’18 Earnings Conference Call Daniel J. Crowley, President and Chief Executive Officer James F. McCabe Jr., Senior Vice President and Chief Financial Officer

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are often, but not always, identified by the use of words such as “anticipate”, “believe”, “expect”, “plan”, “intend”, “project”, “may”, “will”, “should”, “could”, or similar words suggesting future outcomes or outlooks. These forward-looking statements include, but are not limited to, statements of expectations of or assumptions about strategic actions, objectives, expectations, intentions, aerospace market conditions, aircraft production rates, financial and operational performance, revenue and earnings growth and profitability and earnings results. These statements are based on the current projections, expectations and beliefs of Triumph’s management. These forward looking statements involve known and unknown risks, uncertainties and other factors which could cause actual results to differ materially from any expected future results, performance or achievements, including, but not limited to, competitive and cyclical factors relating to the aerospace industry, dependence on some of Triumph’s business from key customers, requirements of capital, uncertainties relating to the integration of acquired businesses, general economic conditions affecting Triumph’s business segments, product liabilities in excess of insurance, technological developments, limited availability of raw materials or skilled personnel, changes in governmental regulation and oversight and international hostilities and terrorism. Further information regarding the important factors that could cause actual results, performance or achievements to differ from those expressed in any forward looking statements can be found in Triumph’s reports filed with the SEC, including in the risk factors described in Triumph’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017. Triumph Group — Fourth Quarter FY'18 2

FY18 Highlights FY’18 Q4 FY’18 YTD • Finished FY18 in Q4 on an upswing Financial Summary Financial Summary • High end of full year revenue range Net Sales $897M $3,199M • Organic sales increased sequentially • Strengthened the balance sheet Adjusted EPS * $1.01 $2.53 • De-risking Aerospace Structures backlog • Executed G650 agreement with Gulfstream • Grew backlog to $4.5B - BTB ratio 1.16:1 Free Cash Use ($101M) ($331M) *See appendix for adjustments Achieved Guidance for FY 18 Sales, Adjusted EPS and Free Cash Use Triumph Group — Fourth Quarter FY'18 3

Transformation Progress  Combined Aerospace Structures and Precision Components - benefits on track  Completed 1025 continuous improvement events in FY18  Achieved in-year cost reduction target of $96M – on track for three year goal of $300M  Portfolio reshaping through divestitures, consolidations and strategic outsourcing  Enterprise-wide Inventory Attack Team (IAT) reducing physical inventory  Customer recognition of our Return To Green efforts  New business pipeline, win rate, BTB, and backlog all up Executing our Path To Value Triumph Group — Fourth Quarter FY'18 4

De-risking our Structures Backlog Gulfstream G650 Bombardier Global 7000 Global Bombardier Boeing 767 Embraer E2 Triumph Group — Fourth Quarter FY'18 5

Triumph Group

Market Trends

Military

- Defense Budget - FY18 and FY19 ($165B above sequestration)
- Aging fleet replacements and SLEPs creating opportunities:
  - T-X, MQ-25, OA-X, T38, A-10, F18, F-15
  - Lockheed MQ-25 Partnership (also supporting Boeing and GA)
  - T-38 SLEP - TAS wing qualification attained
- Key new starts - T-X and MQ-25 (Summer decisions)


FY18 - Defense Budget
Budget $ Billions
$800
$600
$400
$200
$0
$549
$54
$26
$629
Sequestration
Trump
Appropriation
Defense


FY19 - Defense Budget
$800
$600
$400
$200
$0
$562
$54
$31
$647
Sequestration
Trump
Appropriation
Defense

Commercial

- Desire to convert backlog leading Boeing and Airbus to increase narrow body rates. Opportunities are created.
- Narrow-bodies driving Integrated Systems growth
  - Systems represent hightest shipset content (actuation, insulation, ducting)
  - LEAP engine deliveries rising, driving +30% YOY revenue growth on gearing
- Strong ultra long range business jet market demand
  - Delivery ramp up on Global 7000
- Asian Fleet Growth - Partnership MOA with China Southern

Triumph Benefiting from Defense Budget and Commercial Rate Increases

Triumph Group — Fourth Quarter FY'18
6

Triumph Group

Driving Organic Growth

Competitive Wins	Customer	BU
Engine LRU's Support	P&W V2500/4168	TPS
AMAD - Gearbox (Takeaway)	Saab Grippen	TIS
Performance based logistics	Sikorsky Ch-53E	TIS

Follow-on Business	Customer	BU
Composite Fuselage Frames	Boeing 787	TAS

Partnership	Customer	BU
Industrial Partner	Lockheed MQ-25	TAS
MOA for JV and Fleet Support	China Southern	TPS
Elite Supplier Status	Sikorsky	TAS
Supplier of the Year	Sikorsky	TIS



Backlog Trend
5,000
4,000
3,000
2,000
1,000
0
$ Millions
FY 2016
FY 2017
Q1 FY18
Q2 FY18
Q3 FY18
Q4 FY18
Integrated Systems
Aerospace Structures

Reshaping Pipeline ($12B, ~50% Military), Improved Win Rates, Backlog Up 13%

Triumph Group — Fourth Quarter FY'18

7

FY19 Outlook • Operational performance stability in FY19 • Revenue guidance of $3.3B - $3.4B • GAAP EPS guidance $0 - $0.50 per share; adjusted EPS guidance of $1.50 - $2.10 per share • Reduced cash use YOY - restructuring and development expenses declining, deliveries increasing • Portfolio changes focus company on higher value-added offerings Triumph Celebrating 25th Anniversary As We Complete Turnaround Triumph Group — Fourth Quarter FY'18 8

Consolidated Quarterly Results • Organic sales increased $7M ($ in millions) FY’18 Q4 FY’17 Q4 Variance % • Net sales decrease includes: Net Sales $897 $920 (3)% ◦ Divestitures ◦ Increased deliveries on Global Operating Loss (280) (115) 142% Hawk/Triton, Global 7000 & G650 ◦ Offset by Boeing and Gulfstream program completions and rate Operating Margin (31)% (13)% reductions • Adjusted operating income excludes: Adjusted Operating 71 165 (57)% Income ◦ $345M goodwill impairment ◦ $(11M) OPEB curtailment gain Adjusted Operating Margin 8% 18% ◦ $10M loss on divestiture ◦ $7M restructuring costs Achieved FY '18 Revenue & Adjusted Earnings Guidance • Adjusted operating income and margin improved sequentially Triumph Group — Fourth Quarter FY'18 9

Triumph Group

Integrated Systems



Triumph Integrated Systems is providing fuel pumps and actuators for the advanced jet engine for the sixth generation U.S. Air Force fighter jets.

Year Over Year Comparison


Net Sales ($ in M)
$ Millions
350
300
250
200
150
100
50
0
$275
$282
FY'18 Q4
FY'17 Q4


Operating Margin (%)
%
25
20
15
10
5
0
20%
20%
FY'18 Q4
FY'17 Q4

Highlights

- Recognized by Lockheed Martin Rotary & Mission Systems as Supplier of the Year for exceptional support of the S-97 Raider program
- Selected to design, develop and produce fuel pumps and actuators for an advanced jet engine for sixth-generation U.S. Air Force fighter jets
- YTD Book to Bill of 1.26:1

Financial

- Net sales change included:
  - Divestitures ($11M), partially offset by
  - Organic growth ~2% driven by OE volumes in A320, 737 and 787
- Continued strong operating margin with favorable balance of OE and aftermarket volumes

Triumph Group — Fourth Quarter FY'18
10

Product Support Year Over Year Comparison Triumph Product Support signed MOU to provide nacelle maintenance and for a potential JV. Highlights Financial • Signed MOU with China Southern Airlines (6th largest • Organic sales increased 20% due primarily to increased airline in the world) for nacelle maintenance, as well demand of accessory components as establishment of potential JV ◦ Q4 FY17 sales included $15M from divested • Selected by Boeing to provide aftermarket support in businesses Asia Pacific region for flight controls and engine nacelles program • Operating margin improved 140 basis points year over • Signed agreement with Pratt & Whitney for engine year Line Replaceable Unit (LRU) repairs Triumph Group — Fourth Quarter FY'18 11

Triumph Group

Aerospace Structures


BOEING
787

Triumph's Aerospace Structures produces 787 section 47/48 fuselage for integration into the aft body section of the airplane.

Year Over Year Comparison


Net Sales ($ in M)
$ Millions
600
500
400
300
200
100
0
$550
$561
FY'18 Q4
FY'17 Q4


Operating Margin (%)
%
0
-10
-20
-30
-40
-50
-60
-70
(59)%
(28)%
FY'18 Q4
FY'17 Q4

Highlights

- Follow-on contract award for 787 & 767 programs
- Achieved Global 7000 first production wing
- Partnered with Gulfstream to optimize supply chain model on G650
- YTD Book to Bill 1.13:1 supported by Global 7000, E2 and 767/Tanker orders

Financial

- Net favorable cumulative catch-up adjustments on long-term contracts of $7.4M
- Net sales and operating margin decreased as expected due to completion of and continued rate reductions on certain Boeing and Gulfstream programs, partially offset by increased deliveries on Global Hawk/Triton, Global 7000 and G650 programs
- Operating margins impacted by previously disclosed $345M goodwill impairment

Triumph Group — Fourth Quarter FY'18

12

Free Cash Flow Walk - FY'18 Q4 Consolidated ($ in millions) FY’18 Q4 FY’18 YTD Q4 & FY 18 Cash Drivers Net Loss $ (299) $ (420) • Development programs used $18M in Q4 Non-cash items: & $105M YTD Depreciation & Amortization 384 694 • Restructuring used $6M in Q4 and $40M Interest Expense & Other 27 99 YTD Amortization of Acquired Contracts (33) (125) • Net working capital growth of $108M in Q4 Loss on divestiture 10 30 and $319M YTD includes: Pension Income (15) (60) • Reduction of $55M of prior customer OPEB Income (14) (37) advances in Q4 and $264M YTD Income Tax Benefit (8) (42) Cash uses: • Build of Global 7000 production inventory of $57M in Q4 and $232M Working Capital Change (108) (319) YTD Interest Payments (32) (86) Capital Expenditures (10) (42) OPEB Payments (3) (13) Improving Free Cash Flow Tax Payments — (10) Free Cash Flow (Use) $ (101) $ (331) 13

Net Debt & Liquidity ($ in millions) FY’18 Q4 • Cash and Availability ~ $680M Cash $ (36) • Senior Secured Leverage Ratio ~ 1.3x vs. $800M Revolving Credit Facility 113 3.5x $125M Receivable Securitization Facility 108 • Interest Coverage Ratio ~ 3.1x vs. 2.75x Capital Leases 60 2013 Senior Notes Due 2021 375 Sufficient Financial Capacity & Liquidity 2014 Senior Notes Due 2022 300 2017 Senior Notes Due 2025 500 Net Debt $ 1,420 Triumph Group — Fourth Quarter FY'18 14

FY'19 Guidance Net Sales $3.3B - $3.4B Adjusted EPS * $1.50 - $2.10 Effective Tax Rate ^ ~ 17% Capital Expenditures $50M - $70M 4% - 7% Organic Sales Growth *see adjustments in the appendix ^ Potential opportunity to lower through release of valuation allowance and use of deferred tax benefits from prior divestitures. Triumph Group — Fourth Quarter FY'18 15

FY'19 Earnings per Share Drivers FY 18 FY 19 Headwinds Decline in Amortization of Acquired Contract Liabilities $125M $65M - $75M Increased Income Tax Rate ~2% ~17% Increased Interest Expense & Other $99M $102M - $108M Decreased Pension/OPEB Income ~$72M ~$61M Tailwinds Organic Sales Growth 4% - 7% Cost Reductions Up to 1% of sales Triumph Group — Fourth Quarter FY'18 16

Concluding Remarks • Financial performance improving • Strong market tail winds – Triumph reversing four year revenue contraction in FY19 • Program and portfolio actions creating streamlined company • Systems and Aftermarket priorities for reinvestment Triumph Group — Fourth Quarter FY'18 17

Our Vision Our Mission Our Values We aspire to be the premier design, As One Team, we partner with our Integrity manufacturing and support company customers to triumph over the Continuous Improvement whose comprehensive capabilities, hardest aerospace, defense and integrated processes and innovative industrial challenges, enabling us to Teamwork employees advance the safety and deliver value to our shareholders. Innovation prosperity of the world. Act with Velocity Triumph Group — Fourth Quarter FY'18 18

Appendix Triumph Group — Fourth Quarter FY'18 19

Top Programs Integrated Systems Aerospace Structures Boeing 737 Bombardier Global Airbus A320, A321 Boeing 767/Tanker Boeing 787 Gulfstream Boeing AH-64 Boeing 777 Boeing CH-47 Airbus A330, A340 Boeing V-22 Boeing 747 Lockheed Martin C-130 Boeing 787 Lockheed Martin F-35 Airbus A350 Sikorsky UH60 Boeing 737 Boeing 777 Boeing V-22 Represents 59% of Represents 81% of Integrated Systems backlog Aerospace Structures backlog 20

Supplemental Data Pension/OPEB Analysis ($ in millions) FY’18 FY’19 Pension Expense (Income) ^ ≈ ($61) ≈ ($51) Cash Pension Contribution ≈ $5 ≈ $2 OPEB Expense (Income) ^ ≈ ($11) ≈ ($10) Cash OPEB Contribution ≈ $12 ≈ $12 • The Company anticipates the cumulative effect from the adoption of ASC 2017-07 to be approximately $88M to $92M and will be recorded as a current period charge to earnings in our first quarter of fiscal year ended March 31, 2019. ^ Excludes impact from one-time adjustments such as curtailments, settlements or special termination benefits 21

ASC 606 Adoption • The adoption of this standard may impact the amount and timing of revenue recognition and the accounting treatment of capitalized pre-production costs for certain of our contracts. • The units-of-delivery method is no longer viable and some performance obligations may be satisfied over time which may change the timing of recognition of revenue and associated production costs for certain contracts. • For performance obligations satisfied over time, will most likely use an input method as basis for recognizing revenue Ex. resources consumed, labor hours expended, costs incurred, time lapsed, or machine hours used • We will continue to record forward losses relating to unfulfilled contracts and options consistent with historical accounting policies • Accounting for tooling, and certain other costs to fulfill contracts are expected to continue under existing guidance 22

FINANCIAL DATA (UNAUDITED) Non-GAAP TRIUMPH GROUP, INC. AND SUBSIDIARIES Disclosure (dollars in thousands) Non-GAAP Financial Measures Disclosures Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Three Months Ended March 31, 2018 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (307,172) $ (298,796) $ (6.04) Adjustments: Goodwill impairment 345,000 341,970 6.91 Loss on divestitures 10,370 10,370 0.21 Curtailment & settlement, net (11,146) (8,694) (0.17) Restructuring costs (non-cash) 467 364 0.01 Restructuring costs (cash) 6,319 4,929 0.10 Adjusted Income from Continuing Operations - Non-GAAP $ 43,838 $ 50,143 $ 1.01 Twelve Months Ended March 31, 2018 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (461,848) $ (419,356) $ (8.48) Adjustments: Goodwill impairment 535,227 523,510 10.59 Loss on divestitures 30,741 30,741 0.62 Curtailment & settlement, net (25,722) (17,491) (0.35) Refinancing costs 1,986 1,350 0.03 Restructuring costs (non-cash) 3,005 2,043 0.04 Restructuring costs (cash) 40,069 27,247 0.55 Estimated impact of Tax Reform — (22,398) (0.45) Adjusted Income from Continuing Operations - Non-GAAP $ 123,458 $ 125,647 $ 2.53 * 23 * Difference due to rounding

FINANCIAL DATA (UNAUDITED) Non-GAAP TRIUMPH GROUP, INC. AND SUBSIDIARIES Disclosure (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Three Months Ended March 31, 2017 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ (140,270) $ (126,825) $ (2.57) Adjustments: Goodwill Impairment 266,298 266,298 5.38 Restructuring costs (non-cash) 501 461 0.01 Restructuring costs (cash) 13,997 12,882 0.26 Adjusted Income from Continuing Operations - Non-GAAP $ 140,526 $ 152,816 $ 3.09 Twelve Months Ended March 31, 2017 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ (23,612) $ (42,952) $ (0.87) Adjustments: Goodwill Impairment 266,298 266,298 5.39 Loss on divestitures 19,124 17,980 0.36 Triumph Aerospace Structures - Strike related costs 15,701 14,450 0.29 Triumph Aerospace Structures - Inventory write-down 6,089 5,604 0.11 Triumph Aerospace Structures - UAS program 14,200 13,068 0.26 Restructuring costs (non-cash) 10,797 9,937 0.20 Restructuring costs (cash) 42,177 38,816 0.79 Adjusted Income from Continuing Operations - Non-GAAP $ 350,774 $ 323,201 $ 6.54 * * Difference due to rounding 24

(Continued) Non-GAAP FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES Disclosure (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Cash provided by operations has been provided for consistency and comparability. We also use free cash flow available for debt reduction as a key factor in planning for and consideration of strategic acquisitions, stock repurchases and the repayment of debt. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. The following table reconciles cash provided by operations to free cash flow. Three Months Twelve Months Twelve Months Ended Ended Ended March 31, 2018 March 31, 2018 March 31, 2017 Cash flow from operations $ (90,615) $ (288,893) $ 281,522 Less: Capital expenditures (10,118) (42,050) (51,832) Free cash flow $ (100,733) $ (330,943) $ 229,690 The Company provides earnings per share guidance on an adjusted non-GAAP basis excluding the effects of transformation related costs, gains (losses) on divestitures, impairments, one-time pension & OPEB benefits (charges) and other non-recurring items, such as the adoption ASU 2017-07. The following table reconciles earnings per share on a GAAP basis to adjusted earnings per diluted share guidance. Guidance - earnings per diluted share - GAAP $0.00 - $0.50 Per share effect of: Cumulative effect of adoption of ASU 2017-07 (Pension) $1.46 - $1.52 Transformation related costs $0.04 - $0.08 Guidance - adjusted earnings per diluted share $1.50 - $2.10 25

(Continued) Non-GAAP FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES Disclosure (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Cash provided by operations, is provided for consistency and comparability. We also use free cash flow as a key factor in planning for and consideration of strategic acquisitions and the repayment of debt. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. The following table reconciles our Operating income to Adjusted Operating income as noted above. Three Months Ended Twelve Months Ended March 31, March 31, 2018 2017 2018 2017 Operating (loss) income - GAAP $ (279,959) $ (115,490) $ (362,406) $ 56,889 Adjustments: Goodwill & tradename impairments 345,000 266,298 535,227 266,298 Restructuring costs (non-cash) 467 501 3,005 10,797 Restructuring costs (cash) 6,319 13,997 40,069 42,177 Loss on divestitures 10,370 — 30,741 19,124 Triumph Precision Components - Strike related costs — — — 15,701 Other inventory impairments — — — 20,289 Curtailment & settlement, net (11,146) — (25,722) — Adjusted Operating income - non-GAAP $ 71,051 $ 165,306 $ 220,914 $ 431,275 26